SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     January 14, 2003
                                                  -----------------------------


                        CNH CAPITAL RECEIVABLES INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


         Delaware                    333-98887                 39-1995297
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(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)              File Number)           Identification No.)


100 South Saunders Road, Lake Forest                                  60045
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code  (847) 735-9200
                                                   ----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

     In the Prospectus Supplement dated November 8, 2002, issued under Registration Statement No. 333-98887, the Registrant stated that, following the end of the pre-funding period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the aggregate characteristics of all of the receivables in CNH Equipment Trust 2002-B after the addition of the additional receivables. Following below is such information:


           Composition of the Receivables as of the End of the Pre-Funding Period


   Aggregate                             Weighted           Weighted           Average
   Statistical        Number of          Average            Average          Statistical
  Contract Value      Receivables     Remaining Term     Original Term     Contract Value
  --------------      -----------     --------------     -------------     --------------
$1,051,516,670.40        44,973        44.78 months       50.49 months       $23,381.07





      Distribution by Receivable Type of the Receivables Pool as of the End of the Pre-Funding Period

                                                                                     Percent of Aggregate
                                             Number of      Aggregate Statistical    Statistical Contract
Receivable Type                              Receivables       Contract Value               Value
---------------                              -----------       --------------               -----
Retail Installment Contracts..........         44,973         $1,051,516,670.40            100.00%




                          Distribution by Contract Annual Percentage Rate
                    of the Receivables as of the End of the Pre-Funding Period

                                                                                  Percent of Aggregate
                                          Number of      Aggregate Statistical    Statistical Contract
Contract APR Range                        Receivables       Contract Value               Value
------------------                        -----------       --------------               -----
0.000% to 0.999%......................      7,041          $159,064,693.14              15.13%
1.000% to 1.999%......................      1,795            43,721,570.00               4.16
2.000% to 2.999%......................      2,342            57,290,120.53               5.45
3.000% to 3.999%......................      4,156           104,586,365.86               9.95
4.000% to 4.999%......................      4,688           112,488,116.72              10.70
5.000% to 5.999%......................      4,700           132,498,334.56              12.60
6.000% to 6.999%......................      6,086           151,782,615.86              14.43
7.000% to 7.999%......................      2,787           114,101,403.59              10.85
8.000% to 8.999%......................      6,684           128,541,685.59              12.22
9.000% to 9.999%......................      3,668            37,759,083.18               3.59
10.000% to 10.999%....................        772             7,067,980.26               0.67
11.000% to 11.999%....................        167             1,534,747.15               0.15
12.000% to 12.999%....................         64               842,159.88               0.08
13.000% to 13.999%....................         22               236,939.30               0.02
14.000% to 14.500%....................          1                   854.78               0.00
                                        ---------        -----------------             ------
Total:................................     44,973        $1,051,516,670.40             100.00%
                                        =========        =================             =======



                                                                Form 8-K page 2


                              Distribution by Equipment Type of the
                       Receivables as of the End of the Pre-Funding Period

                                                                                  Percent of
                                                               Aggregate          Aggregate
                                           Number of           Statistical        Statistical
Type                                      Receivables        Contract Value      Contract Value
----                                      -----------        --------------      --------------
   Agricultural
     New.............................        21,388          $423,598,113.66           40.28%
     Used............................        13,345           314,351,702.14           29.90
   Construction
     New.............................         7,769           255,514,573.79           24.30
     Used............................         2,471            58,052,280.81            5.52
                                          ---------        -----------------          ------
       Total:........................        44,973        $1,051,516,670.40          100.00%
                                          =========        =================          =======



                            Distribution by Payment Frequency of the
                       Receivables as of the End of the Pre-Funding Period

                                                                                Percent of
                                                             Aggregate          Aggregate
                                        Number of           Statistical        Statistical
Frequency                               Receivables       Contract Value     Contract Value
---------                               -----------     ----------------     --------------
   Annually(1).......................      16,785        $454,969,227.94         43.27%
   Semi-Annually.....................       1,433          32,998,228.91          3.14
   Quarterly.........................         397           8,398,058.24          0.80
   Monthly...........................      25,381         508,185,564.45         48.33
   Irregular.........................         977          46,965,590.86          4.47
                                          -------      -----------------       -------
   Total:............................      44,973      $1,051,516,670.40        100.00%
                                          =======      =================       =======












--------------------
(1)    Approximately 3.29%, 1.90%, 3.31%, 8.59%, 11.97%, 10.08%, 7.57%, 6.82%,
14.27%, 9.95%, 13.16% and 9.11% of the annual receivables have scheduled payments within the collection periods relating to the payment dates in January, February, March, April, May, June, July, August, September, October, November and December, respectively.


                                                                Form 8-K page 3



                 Distribution by Current Statistical Contract Value of the
                    Receivables as of the End of the Pre-Funding Period

                                                                                Percent of
                                                             Aggregate          Aggregate
                                        Number of           Statistical        Statistical
Statistical Contract Value Range        Receivables       Contract Value     Contract Value
--------------------------------        -----------     ----------------     --------------
Up to 4,999.99.........................    4,649         $ 15,413,499.23           1.47%
5,000.00 to 9999.99....................    8,704           65,201,778.01           6.20
10,000.00 to 14,999.99.................    9,217          115,050,799.89          10.94
15,000.00 to 19,999.99.................    6,711          115,672,892.22          11.00
20,000.00 to 24,999.99.................    3,860           85,721,509.60           8.15
25,000.00 to 29,999.99.................    2,192           59,882,640.88           5.69
30,000.00 to 34,999.99.................    1,606           51,908,743.52           4.94
35,000.00 to 39,999.99.................    1,255           46,953,373.78           4.47
40,000.00 to 44,999.99.................    1,100           46,702,722.27           4.44
45,000.00 to 49,999.99.................      955           45,287,102.01           4.31
50,000.00 to 54,999.99.................      828           43,311,097.55           4.12
55,000.00 to 59,999.99.................      599           34,298,749.07           3.26
60,000.00 to 64,999.99.................      504           31,399,048.14           2.99
65,000.00 to 69,999.99.................      388           26,134,179.25           2.49
70,000.00 to 74,999.99.................      291           21,055,503.92           2.00
75,000.00 to 99,999.99.................    1,004           86,585,028.42           8.23
100,000.00 to 199,999.99...............    1,002          128,712,794.51          12.24
200,000.00 to 299,999.99...............       74           17,795,313.18           1.69
300,000.00 to 499,999.99...............       26            9,237,099.05           0.88
500,000.00 to 699,999.99...............        6            3,699,500.15           0.35
700,000.00 and over....................        2            1,493,295.75           0.14
                                         -------       -----------------        -------
Total:   ..............................   44,973       $1,051,516,670.40         100.00%
                                         =======       =================        =======














                                                                Form 8-K page 4


                                 Geographic Distribution of the
                       Receivables as of the End of the Pre-Funding Period

                                                                                Percent of
                                                             Aggregate          Aggregate
                                        Number of           Statistical        Statistical
State(1)                                Receivables       Contract Value     Contract Value
---------                               -----------     ----------------     --------------

Alabama..............................        456           $8,445,621.45             0.80%
Alaska...............................         25              588,450.81             0.06
Arizona..............................        373           13,848,059.91             1.32
Arkansas.............................      1,757           41,636,237.87             3.96
California...........................      1,364           44,901,989.29             4.27
Colorado.............................        542           15,469,674.19             1.47
Connecticut..........................        232            5,853,376.60             0.56
Delaware.............................        161            4,134,785.98             0.39
District of Columbia.................          4              120,011.36             0.01
Florida..............................      1,002           23,437,459.02             2.23
Georgia..............................      1,457           27,474,362.88             2.61
Hawaii...............................         88            3,547,227.04             0.34
Idaho................................        659           20,124,077.02             1.91
Illinois.............................      2,011           56,478,934.60             5.37
Indiana..............................      1,658           39,181,697.26             3.73
Iowa.................................      1,744           52,019,471.13             4.95
Kansas...............................        996           24,842,232.79             2.36
Kentucky.............................      1,248           22,891,674.14             2.18
Louisiana............................        845           21,938,154.72             2.09
Maine................................        215            3,930,446.32             0.37
Maryland.............................        649           13,062,801.63             1.24
Massachusetts........................        197            4,358,396.69             0.41
Michigan.............................      1,499           35,003,944.29             3.33
Minnesota............................      1,978           46,842,613.12             4.45
Mississippi..........................        801           19,637,940.47             1.87
Missouri.............................      1,650           35,794,553.32             3.40
Montana..............................        576           17,062,162.02             1.62
Nebraska.............................        851           23,650,509.08             2.25
Nevada...............................        170            7,057,212.73             0.67
New Hampshire........................        198            4,981,868.84             0.47
New Jersey...........................        471           12,286,658.66             1.17
New Mexico...........................        182            4,740,504.05             0.45
New York.............................      1,866           33,699,288.72             3.20
North Carolina.......................      1,210           24,971,112.23             2.37
North Dakota.........................        599           15,213,160.84             1.45
Ohio.................................      1,777           33,816,691.85             3.22
Oklahoma.............................        821           18,736,204.57             1.78
Oregon...............................        606           16,096,832.00             1.53
Pennsylvania.........................      1,901           40,028,341.00             3.81
Rhode Island.........................         22              628,350.45             0.06
South Carolina.......................        775           13,047,659.04             1.24
South Dakota.........................        780           15,856,395.53             1.51
Tennessee............................      1,231           25,733,180.90             2.45
Texas................................      3,078           68,188,411.24             6.48
Utah.................................        258            5,943,809.78             0.57
Vermont..............................        206            3,892,540.60             0.37
Virginia.............................        990           18,027,589.04             1.71
Washington...........................        706           18,796,423.01             1.79
West Virginia........................        249            4,803,172.68             0.46
Wisconsin............................      1,707           35,453,145.94             3.37
Wyoming..............................        132            3,241,251.70             0.31
                                         -------       -----------------           ------
         Total:......................     44,973       $1,051,516,670.40           100.00%
                                         =======       =================           =======

(1) Based upon billing addresses of the obligors




                                                                Form 8-K page 5

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CNH CAPITAL RECEIVABLES INC.
                                              (Registrant)


                                           By: /s/ Brian O'Keane
                                              ----------------------------
                                           Name:   Brian O'Keane
                                           Title:  Assistant Treasurer



Dated: January 14, 2003







                                                                Form 8-K page 6